UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10653 South River Front Parkway, Suite 300 South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of federal securities laws and Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby.

Forward-looking statements include Headwaters’ expectations as to the managing and marketing of coal combustion products, the production and marketing of building materials and products, the production and marketing of cleaned coal, the production and marketing of hydrogen peroxide, the licensing of resid hydrocracking technology and catalyst sales to oil refineries, the availability of refined coal tax credits, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, and other information about Headwaters. Such statements that are not purely historical by nature, including those statements regarding Headwaters’ future business plans, the operation of facilities, the availability of feedstocks, and the marketability of the coal combustion products, building products, cleaned coal, hydrogen peroxide, catalysts, and the availability of tax credits, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. In some cases, words such as “may,” “should,” “intends,” “plans,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “believes,” “seeks,” “estimates,” or variations of such words and similar expressions, or the negative of such terms, may help to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking.

In addition to matters affecting the coal combustion products, building products, and energy industries or the economy generally, factors that could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in Item 1A Risk Factors in Headwaters’ Annual Report on Form 10-K for the fiscal year ended September 30, 2008, Quarterly Reports on Form 10-Q, Exhibit 99.2 to this Form 8-K, and other periodic filings and prospectuses.

Although Headwaters believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 7.01	REGULATION FD DISCLOSURE.

On October 13, 2009, Headwaters Incorporated (the “Company”), commenced a private offering of $280 million in senior secured notes solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act. The offering is contingent upon the entry into a new four year $70 million senior secured first lien asset-based revolving credit facility by certain direct wholly owned subsidiaries of the Company as borrowers and the Company as a guarantor. The Company issued a press release on October 13, 2009 announcing the offering of notes, a copy of which is furnished as Exhibit 99.1 with this Current Report on Form 8-K and incorporated by reference herein.

Separately, the Company announces certain expected financial results for the quarter and year ended September 30, 2009 as follows:

Recent Developments

Fourth Quarter and Year End Performance Update

Based upon the preliminary financial results of our fourth fiscal quarter ended September 30, 2009, we estimate that revenues for the quarter were between $185 million and $190 million and EBITDA (as defined under “Summary Financial and Operating Data”) was between $27 million and $32 million. For the quarter ended September 30, 2009 Headwaters Building Products (“HBP”) contributed approximately 49% of revenues, Headwaters Resources (“HRI”) contributed approximately 43% of revenues and Headwaters Energy Services (“HES”) contributed approximately 8% of revenues. Based upon these preliminary financial results we expect revenues for our fiscal year ended September 30, 2009 to be between $664 million and $669 million and EBITDA to be between $103 million and $108 million. We estimate that we had total indebtedness of $456.3 million and cash and cash equivalents of $15.9 million at September 30, 2009. We repaid $34.5 million of our senior secured first lien term loan (“Term Loan”) and $5.0 million of our revolving credit facility under our existing senior secured credit facility (“Existing Revolver”) in the quarter ended September 30, 2009 and had no additional borrowings from our Existing Revolver during that quarter.

We believe that the results of our quarter ended September 30, 2009 showed signs of stabilization of our sales in HBP and HRI and all operations continued to reflect savings from the cost reduction initiatives we implemented during the 2009 fiscal year. In HBP, revenue for the quarter ended September 30, 2009 (using the mid-point of the range above) was comparable with the revenue of the third fiscal quarter. In our three preceding fiscal years, sales in the fourth fiscal quarter were down 8%, 3% and 8%, respectively, when compared to the immediately preceding third fiscal quarter. We believe that recently signed contracts and an increase in infrastructure spending have positively affected HRI. From fiscal 2006 to 2008, HRI’s fourth fiscal quarter revenue has improved by an average of 12% over that of the immediately preceding third fiscal quarter. However, in the quarter ended September 30, 2009, HRI’s revenue improved by approximately 26% (using the mid-point of the range above) over revenue in the June 30, 2009 quarter. The operating loss incurred by HES in the quarter ended September 30, 2009 decreased by more than 30% (using the mid-point of the range above) over the operating loss in the quarter ended June 30, 2009, with negative EBITDA of the segment decreasing by an even larger margin.

There can be no assurance that these preliminary results will not differ from the financial information reflected in our financial statements for such periods when they have been finalized or that these preliminary results are indicative of future performance.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is a presentation of certain information relating to the Company made in connection with the offering of notes, including certain information relating to unaudited financial data of Headwaters included in an offering memorandum dated October 13, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated October 13, 2009, regarding private offering of senior secured notes.*

99.2	Supplemental Regulation FD Disclosure of Headwaters Incorporated dated October 13, 2009.*

*	This exhibit is deemed furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2009

HEADWATERS INCORPORATED
(Registrant)

By:	/S/ KIRK A. BENSON
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)

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